Corporate Presentation

July 2020

Beyond Air™
The Magic of Breathing


LungFit PH
22
0.5
20
LungFit BRO
Beyond Air

Forward Looking Statement

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Beyond Air, Inc. (the "Company") nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Company files annual, quarterly and other reports with the Securities and Exchange Commission (the "SEC") including its Annual Report on Form 10-K for the year ended March 31, 2020 (the "Form 10-K") which was filed on June 23, 2020. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. For a more complete discussion of the risk factors affecting our business, please refer to the Form 10-K.

Our public communications, including this presentation, and SEC filings, may contain statements related to future, not past, events. These forward-looking statements are based upon current beliefs and expectations of Beyond Air's management and are subject to significant risks and uncertainties. These forward-looking statements often, but not always, may be identified by the use of words such as "believes," "estimates," "anticipates," "targets," "expects," "plans," "projects," "intends," "predicts," "may," "could," "might," "will," "should," "approximately," potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

These forward-looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the patient market size and market adoption of our products by physicians and patients, the timing and cost of clinical trials for our products or whether such trials will be conducted at all, completion and receiving favorable results of clinical trials for our products, the development and approval of the use of nitric oxide for additional indications, FDA approval of, or other regulatory action with respect to, the timing, cost or other aspects of the commercial launch of our products and the commercial launch and future sales of our products or any other future products or product candidates. The extent to which the COVID-19 pandemic and global efforts to contain its spread will impact our operations, including the ability to conduct our preclinical studies and clinical trials or rely on our third-party manufacturing and supply chain, will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the pandemic and the actions taken to contain or treat the COVID-19 pandemic.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated or not at all. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation.

Beyond Air – A Paradigm Shift in Nitric Oxide Therapy

LungFit™ devices generate nitric oxide (NO) from ambient air

- Allows for unlimited on-site generation of NO vs. fixed supply cylinder systems currently used in hospitals
- NO therapy can move safely into the home setting with self-administration for chronic infections

Advantages over currently used NO cylinder systems in the hospital setting

- Smaller, lighter, easier to store and simple to use for staff while reducing safety concerns

LungFit™ allows for the use of high concentration NO to treat a variety of lung infections

- Persistent pulmonary hypertension of the newborn (PPHN) is the only FDA approved indication at a concentration of 20 parts per million (ppm) of NO
- Beyond Air evaluating NO concentrations in the range of 150-250 ppm, which are challenging for cylinder systems
- "Intermittent" dosing allows for safe delivery of high concentration NO
- SARS CoV-2, bronchiolitis, nontuberculous mycobacteria (NTM) lung Infections in development, with COPD in preclinical
- Ultra-high concentration (10,000+ ppm) NO for solid tumors (without LungFit™) in preclinical development

Extensive intellectual property portfolio

Upcoming events

- PMA for PPHN expected to be filed in 2H 2020
- COVID-19 pilot studies underway in the US and Canada with data expected by year end

Late Stage, Active Pipeline

Product	Indication	Development Status	Key Dates[1]	US Sales Potential[2]	Worldwide Sales Potential[2]
LungFit™ PH ventilator compatible	In-hospital use for PPHN and cardiac surgery	Final preparations for PMA	PMA filing 2H 2020 US launch 1H 2021	>$300 million	>$600 million
LungFit™	COVID-19	Pilot studies in progress	Pilot study data 2H 2020	N/A	N/A
	Bronchiolitis	3 Pilot studies complete Pivotal study-ready	Pivotal starts 4Q21 US launch 2023	>$500 million Beyond Air to commercialize	>$1.2 billion
LungFit™ Home	Nontuberculous mycobacteria (NTM) lung infection	Pilot phase	4Q20 start for pilot Self-administration at home	>$1 billion	>$2.5 billion
	Severe exacerbations due to lung infections in COPD patients	Pre-clinical	Pilot study start 2H21	>$2.5 billion	>$6 billion
Solid Tumors	Multiple solid tumors	Pre-clinical	Initial data presented AACR June 2020	TBD	TBD

Beyond Air™
The Magic of Breathing

†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.
1) All dates are based on projections and appropriate financing, anticipated first launch on a global basis pending appropriate regulatory approvals
2) All figures are Company estimates for peak year sales: global sales potential includes US sales potential


Antimicrobial
Apoptosis
Cell proliferation
Angiogenesis
Nitric Oxide[2]
Immune response
Neurotransmission
Cardiovascular homeostasis

The role of nitric oxide

Nitric oxide market is currently > $500M in the US[1]

1.MNK company reports
2.Image source: Bian K & Murad F. Nitric Oxide, (2014) | Bodgan C. Trends in Immunol, (2015)

Generating NO From Ambient Air – High Barrier to Entry

During electric discharge in a lightning storm at 20,000°C, the nitrogen and oxygen in air react to produce nitric oxide



$$N_2 + O_2 \rightleftharpoons 2NO$$

LungFit™ safely reproduces the reaction in a proprietary chamber without the extreme heat

Nitric Oxide: Multiple Mechanisms of Action

Pulmonary vasodilator

- Inhaled NO selectively dilates the pulmonary vasculature via relaxation of vascular smooth muscle
  - Any NO that passes from the pulmonary vascular wall into systemic circulation is rapidly and efficiently scavenged by hemoglobin which minimizes systemic vasodilation effects

Immunomodulation

- Immunoregulatory functions
- Inhibition of T and B cell proliferation
- Leukocyte recruitment (adhesion, extravasation, chemotaxis)
- Antibody production by CD5+B cells, autoreactive T and B cell diversification[1]

Antimicrobial

- Antiviral
  - Inhibition of viral enzymes[2]
  - Blocking of RNA synthesis[3]
  - Blocking of viral replication cycle by modifying target molecules essential for replication[3]
- Antibacterial
  - Broad-spectrum activity against multiple bacteria including *Pseudomonas, Staphylococcus, E. coli*, and MRSA
  - Mechanism attributed to DNA damage, bacterial enzyme inhibition, and induction of lipid peroxidation [4]

1) Tripathi et al, FEMS Immunology and Medical Microbiology, December 2017
2) Saura, M., et al., An antiviral mechanism of nitric oxide: inhibition of a viral protease. Immunity, 1999. 10(1): p. 21-8
3) Akerström S et al. Nitric oxide inhibits the replication cycle of severe acute respiratory syndrome coronavirus. J Virol. 2005; 79(3):1966-9
4) Wink DA et al., Chemical biology of nitric oxide: Insights into regulatory, cytotoxic, and cytoprotective mechanisms of nitric oxide. Free Rad Biol Med 1998: (4-5): 434-56.

NO Plays a Major Role in the Immune System

Source of NO (cell type)	Category	Effector function
Macrophages, microglia, neutrophils, eosinophils, fibroblasts, endothelial cells, epithelial cells	Antimicrobial activity	Killing or reduced replication of infectious agents (viruses, bacteria, protozoa, fungi and helminths)
Macrophages, eosinophils	Anti-tumor activity	Killing or growth inhibition of tumor cells
Macrophages, microglia, astroglia, keratinocytes, mesangial cells	Tissue-damaging effect (immunopathology)	Necrosis or fibrosis of the parenchyma
Macrophages ('suppressor phenotype')	Anti-inflammatory — immunosuppressive effect	Immunoregulatory functions Inhibition of T and B cell proliferation, leukocyte recruitment (adhesion, extravasation, chemotaxis), Antibody production by CD5+B cells, autoreactive T and B cell diversification
Macrophages, T cells, endothelial cells, fibroblasts	Modulation of the production and function of cytokines, chemokines and growth factors	Up- and downregulation, e.g., of: IL-1, IL-6, IL-8, IL-10, IL-12, IL-18, IFN-γ, TNF TGF-β, G-CSF, M-CSF, VEGF, MIP-1α, MIP-2, MCP-1
Macrophages	T helper cell deviation	Induction and differentiation of TH1 cells Suppression of TH1 (and TH2) cell responses Suppression of tolerogenic T cell responses

*Tripathi et al, FEMS Immunology and Medical Microbiology, December 2017

Beyond Air™
The Magic of Breathing

LungFit™ – Multiple Devices

Nitric oxide generation from ambient air



LungFit BRO
Calibration
LungFit PH
MENU
ZERO
CAL
MUTE
22
0.5
20
O2
NO2
NO
Beyond Air

Significant Advantages in the Hospital – Pulmonary Hypertension

Current SOC uses large, bulky, and heavy cylinders



INOm

	Cylinder System	LungFit™ PH	LungFit™ PH On Cart
Height	~60"	15"	60"
Width	~20"	18"	24"
Depth	~21"	14"	28"
Weight	175 lbs	32 lbs	65 lbs

Simple, safe, and practical
- Ventilator compatible

Easy to Use:
- Filter timer – signals when to change
- Simple, intuitive, and familiar user interface
- Convenient for all staff
- Alarms monitor performance
- Use with any electrical outlet 110/220V

Portable:
- Use with lightweight cart
- Detachable if desired – only 32 lbs.
- Ample accessory storage

Built in back-up system
- No danger of sudden NO flow disruption
- Simple switch to flip to backup NO source
  - Keep ventilator or utilize "bagger"

LungFit™ PH generates NO from ambient air



User Interface
Backup Generator
Ventilator Connections
Detachable Unit
NO_2 Filter
Accessory Storage
Secure Storage

Beyond Air™
The Magic of Breathing

†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

Beyond Air Smart Filter vs. Cylinder

Consummate "razor blade" financial model for NO Delivery

45 pounds


INOmax
nitric oxide
800 PPM
IKARIA

Proprietary smart filter removes toxic nitrogen dioxide (NO_2) gas

Filters are a fraction of the cylinder size

- No disposal requirements
- Easy to store, handle, and manage inventory

Smart filter RFID chip

- Measures time until filter change required
- Recognition – LungFit™ will not function without smart filter
  - Razor blade model
  - Safety – prevents NO_2 toxicity
  - Encryption prevents counterfeits
- Filter programs the system
  - Sets concentration and flow rate (not true for LungFit™ PH)

Smart Filter ensures hospitals are only charged for what they use

- Favorable economics for institutions

2.5 oz


Beyond Air
NO_2 Filter
Ref 90008
Lot 19071151
Time 12 hours

†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

LungFit™: For Treating Lung Infections



LungFit NTM
Monitor
Gas Monitoring
Low Sample Flow
Monitoring Failure
Delivery Failure
Delivery
System Ready
NO Delivering
NO Paused
NO (ppm)
NO₂ (ppm)
O₂ (%v/v)
Time Left (Mins)
250
2.0
21
30
Low
High
High
Low
High
5 L/min
15 L/min
Change Filter
Sample Inlet
Calibration
NO
NO₂
O₂
Span
Span
Span
Zero
NO Outlet
Beyond Air
Beyond Air NO₂ FILTER

Simple, safe, and practical
- Allows for both home and hospital use
- Supplemental oxygen can be utilized through the system

Easy to Use
- Programmable by RFID on filter
- Convenient for all staff
- Self-administration for home use
- Use with any electrical outlet 110/220V

Portable
- Only 20 lbs.

One system can treat multiple patients
- Easy to change breathing circuit
- One circuit per patient
- Disposable filters

One Respiratory Therapist (RT) can operate multiple systems
- Insert filter and press go
- Alarms monitor performance

†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

High Concentration NO – XAIR Demonstrated Safety in Humans

- Beyond Air has 9 years of experience with high concentration NO
- Concentrations as high as 250 ppm have been tested, with no SAE's
- Currently only 20 ppm NO approved by FDA

2,500+ Treatments administered

140+ Patients

9 Different clinical settings

0 Serious Adverse Events (SAEs) related to NO

Date	Study	Indication	Primary	Results
2011	Phase 1 Safety (n=10)	All comers	Safety	• No SAEs
2013 –2014	POC double blind randomized (n=43)	Bronchiolitis (due to any virus)	Safe & Eff	• No SAEs; 24hr reduction in hospital length of stay
2013 - 2014	Pilot open label (n=9)	Cystic Fibrosis (CF)	Safe & Eff	• No SAEs; Lowered bacterial load
2016	Compassionate use ISR (n=2)	NTM abscessus (CF)	Safe & Eff	• No SAEs; clinical & surrogate endpoints improved
2017	Compassionate use National Institute of Health, US (n=1)	NTM abscessus (CF)	Safe & Eff	• No SAEs; Improvements in clinical endpoints
2017	Pilot open label (N=9)	NTM abscessus	Safe & Eff	• No SAEs; clinical & surrogate endpoints improved
2018	Pilot: double blind randomized (n=67)	Bronchiolitis (due to any virus)	Safe & Eff	• No SAEs; 27hr reduction in hospital length of stay
2018	Compassionate use ISR (n=1)	NTM abscessus (CF)	Safety	• No SAEs at 250 ppm NO dose
2019 – 2020	Pilot: double blind randomized (n=89)	Bronchiolitis (due to any virus)	Safe & Eff	• No SAEs; 150 ppm treatment showed statistically significant improvements in primary and key secondary endpoints compared to both 85 ppm and control

Intermittent Dosing – Safe Delivery of High Concentration NO

Demonstrated safety using intermittent dosing in preclinical animal toxicity studies and in humans (predictable methemoglobin)

Preclinical Animal Studies

400 ppm	Rats: 30 days of intermittent treatments with LungFit™ at 400 ppm NO showed no macroscopic or microscopic findings
250 ppm	Rats: 12 weeks of intermittent treatments with LungFit™ at 250 ppm NO showed no macroscopic or microscopic findings
250 ppm	Dogs: 12 weeks of intermittent treatments with LungFit™ at 250 ppm NO showed no macroscopic or microscopic findings
200-400	Rats: Genotoxicology study of intermittent NO at 200 – 400 ppm showed a non-genotoxic response at all concentrations

Clinical NTM Pilot Study – 160 PPM NO

Methemoglobin (MetHb) - well known biomarker for safety of NO
Predictable peaks and troughs with intermittent delivery



MetHb Levels Over Course of Treatment Day
MetHb (%)
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
8:24
9:50
11:16
12:43
14:09
15:36
17:02
18:28
19:55
21:21
22:48
Time of day
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 8
Day 9
Day 10
Day 11
Day 12
Day 13
Day 14

Mean MetHb levels of 5 NO administrations (160 ppm every 4 hours) per day in 9 subjects for 14 days

Beyond Air™ The Magic of Breathing

Company data on file.

Beyond Air™
The Magic of Breathing



Persistent pulmonary hypertension of the newborn (PPHN)

LungFit™ has significant advantages over cylinders

Nitric Oxide for PPHN and Cardiac Surgery

Inhaled NO (iNO) causes smooth muscle relaxation, increasing blood flow to the lungs and decreasing right ventricular workload[(1)]



NO+O2
Alveolus
GTP → cGMP → Relax
Guanylate Cyclase ← NO
Smooth Muscle Cell
L-arginine → NO + citrulline (NOS)
ACh
PA
Endothelial Cell
Hb O2 + NO → met Hb NO Hb NO2- & NO3-
LA

PPHN – Persistent Pulmonary Hypertension of the Neonate[(2)]

iNO reversal of pulmonary hypertension decreases Right-to-Left shunt through PDA and PFO, dramatically improving oxygenation



Meconium aspiration
Asphyxia acidosis
Maternal SSRI
Retained lung fluid (TTN)
Pneumonia
Respiratory distress syndrome
Air leaks
Congenital diaphragmatic hernia
Hypoxic pulmonary vasoconstriction
Elevated pulmonary arterial pressure
Left SCA
PV
PDA
PA
LA
Superior vena cava
Right-to-left shunt across patent foramen ovale and/or PDA

Perioperative Cardiac Surgery[(3)]

iNO reversal of pulmonary hypertension reduces RV workload and improves cardiac output pre- and post-cardiac surgery



PULMONARY CIRCULATION
Superimposed components:
Pulmonary vascular disease (i.e. remodeling)
Passive backward transmission of left-sided filling pressures
RIGHT HEART
RV failure
LEFT HEART
Loss of LA compliance
(exercise increased) Mitral regurgitation
Systolic/diastolic LV dysfunction

Beyond Air
The Magic of Breathing

1) Inhaled Medical Gases: More to Breathe Than Oxygen, Michael A Gentile, Respiratory Care September 2011, 56 (9) 1341-1359; DOI: LINK
2) Persistent Pulmonary Hypertension of the Newborn, Satyan Lakshminrusimha and Martin Keszler, NeoReviews December 2015, 16 (12) e680-e692; DOI: LINK
3) Left ventricular heart failure and pulmonary hypertension, October 2015, European Heart Journal 37(12) LINK

Current Nitric Oxide Market Dynamics

Established as standard of care for >20 years for treating pulmonary hypertension in the hospital setting

Approved globally for decades

- Approved in the U.S. by the FDA in 1999 for PPHN
- Approved in the EU in 2001 for PPHN and subsequently cardiac surgery

US market dynamics

- Cylinder systems have dominated since 1999
- 2nd player didn't enter the U.S. market until Q4 2019
- ~8% CAGR 2014-2019[(1)]
- >$500M revenue market[(1)]
- ~800 hospitals use NO[(1)]
- Potential US label expansion to include cardiovascular patients

International market dynamics

- Multiple players
- Significant opportunity for expansion with a generator-based system

(1) Mallinckrodt Company Reports

LungFit™ PH has Significant Advantages for Hospitals

- Improved operating economics for the hospital
- No burdensome inventory and storage requirements
- NO supplied as a non-hypoxic gas mixture
- No purging procedures or additional safety measures due to nitrogen dioxide (NO_2) buildup
- No significant capital investment required for hospitals new to NO
- Reduced training burden
- Greatly reduced risk for pregnant staff members
- Reduced risk of NO_2 exposure
- XAIR does not have any expenses associated with a manufacturing facility for nitric oxide
- XAIR does not have any expenses associated with logistics related to nitric oxide cylinders

Beyond Air™
The Magic of Breathing



COVID-19

Nitric oxide has demonstrated antiviral activity

Nitric Oxide Inhibits SARS Coronavirus Replication Cycle

JOURNAL OF VIROLOGY, Feb. 2005, p. 1966–1969 Vol. 79, No. 3
0022-538X/05/$08.00+0 doi:10.1128/JVI.79.3.1966–1969.2005

Nitric Oxide Inhibits the Replication Cycle of Severe Acute Respiratory Syndrome Coronavirus

Sara Åkerström,[1] Mehrdad Mousavi-Jazi,[2] Jonas Klingström,[1,3] Mikael Leijon,[2] Åke Lundkvist,[1,3] and Ali Mirazimi[1]*

Center for Microbiological Preparedness, Swedish Institute for Infectious Disease Control, Solna,[1] LightUp Technologies, Huddinge,[2] and MTC/Karolinska Institutet, Stockholm,[3] Sweden

Received 13 May 2004/Accepted 16 September 2004

Nitric oxide (NO) is an important signaling molecule between cells which has been shown to have an inhibitory effect on some virus infections. The purpose of this study was to examine whether NO inhibits the replication cycle of the severe acute respiratory syndrome coronavirus (SARS CoV) in vitro. We found that an organic NO donor, *S*-nitroso-*N*-acetylpenicillamine, significantly inhibited the replication cycle of SARS CoV in a concentration-dependent manner. We also show here that NO inhibits viral protein and RNA synthesis. Furthermore, we demonstrate that NO generated by inducible nitric oxide synthase, an enzyme that produces NO, inhibits the SARS CoV replication cycle.

Beyond Air™
The Magic of Breathing

COVID-19 Pilot Study: Current Status and Timelines

Human clinical testing

- Patient enrollment commenced in US pilot study in June 2020
- Expect to enroll 20 patients in the US
- Goal is to establish safety at 80 ppm
- Pivotal study will use higher concentration (150 ppm)
- Canadian study expected to start enrollment in 2H 2020
  - Expect to enroll 10 patients at 80 ppm, then 40 patients to establish efficacy at 150 ppm

Pilot clinical trial design

- Multicenter open label US study of 20 adult patients hospitalized with COVID-19
- Subjects randomized 1:1 and treated intermittently with 80 ppm NO administered over 40 minutes, 4x/day, in addition to standard supportive therapy (SST) or SST alone
- Primary endpoint: time to clinical deterioration as measured by the need for: 1) non-invasive ventilation: or 2) high flow nasal cannula; or 3) intubation
- Secondary endpoints: reduction in viral load, need for supplemental oxygen, hospital LOS, mortality, safety, and various biomarkers
- Canadian trial design very similar to the US trial
- Data expected by year end

Beyond Air™
The Magic of Breathing



Bronchiolitis

Three successful pilot studies completed in infants

Bronchiolitis Disease Overview

A leading cause of child mortality globally

The disease

- Acute inflammatory injury of the bronchioles usually caused by viral infection
- Usually affects children <2 years[(1)], with a peak in infants aged 3-6 months[(1)]
- Approximately 130,000 bronchiolitis admissions annually in the US at an estimated cost of $1.73 Billion[(2)]
- Most common cause is respiratory syncytial virus (RSV)[(3)]

Benefits of nitric oxide

- Antiviral and Antibacterial mechanisms
  - Preclinical studies show high dose NO has antibacterial and antiviral properties[(4-7)]
- Pulmonary vasodilatory properties
  - FDA/EMA approved for ~20 years

Bronchitis is different from bronchiolitis[(8)]

Bronchitis
Inflammation and swelling of the bronchi


Mucus
Inflammation
Mucus
Inflammation

Bronchiolitis
Inflammation and swelling of the bronchioles

No drugs approved for the treatment of bronchiolitis[(9)]

1) Hasegawa K, Tsugawa Y, Brown DF, Mansbach JM, Camargo CA, Jr.: Trends in bronchiolitis hospitalizations in the United States, 2000-2009. Pediatrics 2013, 132(1):28-36.
2) Hall CB, Weinberg GA, Iwane MK, Blumkin AK, Edwards KM, Staat MA, Auinger P, Griffin MR, Poehling KA, Erdman D et al: The burden of respiratory syncytial virus infection in young children. The New England journal of medicine 2009, 360(6):588-598.
3) Piedimonte G, et al. Respiratory syncytial virus infection and bronchiolitis.Pediatr Rev. 2014; 35(12):519-30
4) Ghaffari, A., et al. Efficacy of gaseous nitric oxide in the treatment of skin and soft tissue infections. Wound Repair Regen. 2007; 15(3):368-77.
5) Miller, C.C., et al. (2013) Inhaled nitric oxide decreases the bacterial load in a rat model of Pseudomonas aeruginosa pneumonia. J Cyst Fibros 12, 817-20.
6) Regev-Shoshani, G., et al. (2013) Prophylactic nitric oxide treatment reduces incidence of bovine respiratory disease complex in beef cattle arriving at a feedlot. Res Vet Sci 95, 606–611
7) Regev-Shoshani, G., et al. (2017) Non-inferiority of nitric oxide releasing intranasal spray compared to sub-therapeutic antibiotics to reduce incidence of undifferentiated fever and bovine respiratory disease c omplex in low to moderate risk beef cattle arriving at a commercial feedlot. Prev Vet Med 138, 162-169
8) .https://www.healthline.com/health/bronchiolitis-vs-bronchitis
9) American Academy of Pediatrics

Beyond Air™
The Magic of Breathing

Bronchiolitis Market

Bronchiolitis is the leading cause of hospitalization for infants worldwide [1]

Bronchiolitis Overview & Market Dynamics

- ~130,000 infant hospitalizations per year in the US[2]
- Significant impact on the elderly with 177,000 hospitalizations per year in the US[3] for RSV alone
- No drugs approved for the treatment of bronchiolitis[4]
- Standard of care in the hospital is oxygen and hydration

Market Size

- Beyond Air estimates the global market to be >$1.2 billion (>$2.5 Billion including adults)
- Beyond Air's goal would be to reduce duration of symptoms in infants and the length of hospitalization
- Elderly population trials to follow infants (condition is not termed bronchiolitis in adults)



1) Scand J Trauma Resusc Emerg Med. 2014; 22: 23.; WHO
2) Hasegawa et al. Trends in Bronchiolitis Hospitalizations in the United States, 200-2009, Pediatrics 2013
3) CDC (due to RSV only)
4) American Academy of Pediatrics

Two Completed and Published Pilot Bronchiolitis Trials

First two pilot bronchiolitis trials demonstrate reduction in hospital LOS

PEDIATRIC PULMONOLOGY

ORIGINAL ARTICLE: RESPIRATORY INFECTIONS

Nitric oxide inhalations in bronchiolitis: A pilot, randomized, double-blinded, controlled trial

Asher Tal, David Greenberg, Yossef Av-Gay, Inbal Golan-Tripto, Yael Feinstein, Shalom Ben-Shimol, Ron Dagan, Aviv D. Goldbart

First published: 27 November 2017 | https://doi.org/10.1002/ppul.23905 | Citations: 1

LOS did not differ between groups. However, in a post-hoc analysis of a subgroup of infants hospitalized for >24 h (n = 24), the median LOS was shorter in the nitric oxide (41.9 h) than in the control group (62.5 h) (P = 0.014).

Link

SCIENTIFIC REPORTS

natureresearch

Inhaled nitric oxide therapy in acute bronchiolitis: A multicenter randomized clinical trial

Aviv Goldbart[1], Inbal Golan-Tripto[1], Giora Pillar[2], Galit Livnat-Levanon[2], Ori Efrati[3], Ronen Spiegel[4], Ronit Lubetzky[5], Moran Lavie[5], Lior Carmon[1] & Amit Nahum[1]


Length of Stay (per protocol)
26.7 ± 12.7 hr
LOS (hr, Mean SD)
150
125
100
75
50
25
0
Control
NO

SCIENTIFIC REPORTS | (2020) 10:9605 | https://doi.org/10.1038/s41598-020-66433-8

Link

Third Bronchiolitis Pilot Study Top Line Data

Statistical significance on both the primary and secondary endpoint at 150 ppm vs. placebo and vs. 85 ppm

	150 ppm vs. 85 ppm	150 ppm vs. SST	85 ppm vs. SST
Primary endpoint			
Time to Fit-to-Discharge (FTD)			
Hazard Ratio	2.11	2.32	0.90
95% CI	1.03, 4.31	1.01, 5.33	0.44, 1.81
P-value	0.041	0.049	NS
Secondary endpoint			
Hospital Length of Stay (LOS)			
Hazard Ratio	2.01	2.28	0.77
95% CI	1.01, 3.99	1.03, 5.06	0.40, 1.48
P-value	0.046	0.043	NS

Pivotal study delayed due to COVID-19 – Beyond Air is prepared to initiate in the fourth quarter of 2021

Beyond Air™
The Magic of Breathing



Nontuberculous Mycobacteria

Expanding NO into the home market for lung infections

Home Market: Nontuberculous Mycobacteria (NTM)

NTM is an FDA disease area of focus with limited treatment options

How is NTM acquired?[1]

- Acquired by inhalation from the environment
- Water thought to be the main source
- Warmer climates have higher infection rates
- Patient to patient transmission possible

Who is at risk?[1]

- Underlying lung disease and/or genetic predisposition
- Cystic Fibrosis (CF)
- COPD (chronic obstructive pulmonary disease)
- Bronchiectasis
- Receiving immunosuppressive therapy

NTM Market Dynamics

Beyond Air is targeting *Mycobacterium abscessus*, the most aggressive and difficult to treat form of NTM and MAC (mycobacterium avium complex), the most prevalent form of NTM

- There are a limited number of players in NTM
- Median survival for MAC is 13 years while for non-MAC NTM it is 4.6 years[5]
- 20% - 25% of all NTM cases in a South Korean database are *M. abscessus*[4]
- Over 180k NTM cases were estimated for 2014 in the United States[2]
- NTM costs estimated at $1.7 Billion[2] with *M. abscessus* costs > 2x MAC costs
- 37% of NTM confirmed Cystic Fibrosis patients in the US are *M. abscessus*[3]

1) Data: www.ntmfacts.com, FDA
2) Strolloet al. The Burden of Pulmonary Nontuberculous Mycobacterial. Pub 27-July-2015
3) Data presented at ATS 2017 (Derek Low et al, Medical University of South Carolina)
4) Data presented at ATS 2017 (Keun Bum Chung et al, Seoul National University College of Medicine)
5) Kotilainen, H. et al. "Clinical Findings in Relation to Mortality in Non-Tuberculous Mycobacterial Infections: Patients with Mycobacterium Avium Complex Have Better Survival than Patients with Other Mycobacteria." European Journal of Clinical Microbiology & Infectious Diseases 34.9 (2015)

Pulmonary Infections: Nontuberculous Mycobacteria (NTM)

NO has direct killing effect on multi-drug resistant *M. abscessus* in vitro as well as common co-infections



Dose Response (M. abscessus B1)
Log10 CFU/ml (mean±SEM)
Time (hr)
Control (air)
NO (160ppm)
NO (250ppm)
NO (300ppm)
NO (400ppm)

- Nitric oxide demonstrates a dose response effect against *M. abscessus* in vitro
- Significant bactericidal activity (>3-log reduction) at 250ppm NO



M. abscessus Clinical Isolates (250ppm NO)
Log10 CFU/ml (mean±SD)
Time (hr)
Controls (air)
Mabs1505
Mabs1655
Mabs1635
Mabs1651
NO

- 250ppm nitric oxide shows significant effect after 10hr continuous exposure against various clinical isolates of *M. abscessus* in vitro



P. aeruginosa
(artificial sputum, 200ppm NO)
Log10 CFU/ml (mean±SD)
Time (hr)
Control (air)
NO (200ppm)

- NO demonstrates potent antibacterial activity against *P. aeruginosa*, the most common pulmonary pathogen in patients with cystic fibrosis
- Continuous exposure to 200ppm NO led to 100% bacterial kill in <5hr

Data Presented at the 3RD World Bronchiectasis Conference in 2018

Pulmonary Infections: Nontuberculous Mycobacteria (NTM)

NO synergy with clofazimine and amikacin against *M. abscessus* in vitro and kills when dosed intermittently

NO + CLO (*M. abscessus* ATCC 19777)



Kruskal-Wallis (p=0.0059)
Log10 CFU/ml (mean±SD)
control
NO alone
CLO (2.0 ug/ml)
CLO (2.0 ug/ml)+NO
CLO (8.0 ug/ml)
CLO (8.0 ug/ml)+NO
CLO (15.0 ug/ml)
CLO (15.0 ug/ml)+NO

NO + AMI (*M. abscessus* 062600_B1)



Log10 CFU/ml (mean±SD)
p=0.03
p=0.01
Control
NO alone
AMI (8 µg/ml)
AMI (8 µg/ml)+NO
AMI (16 µg/ml)
AMI (16 µg/ml)+NO

NO + AMI (*M. abscessus* 110917_D1)



Log10 CFU/ml (mean±SD)
p=0.028
p=0.02
Control
NO alone
AMI (8 µg/ml)
AMI (8 µg/ml)+NO
AMI (16 µg/ml)
AMI (16 µg/ml)+NO

NO synergistic effect seen with clofazimine (CLO) and amikacin (AMI)

Each drug in combination with 3hr continuous exposure of NO demonstrates significant bactericidal activity against clinical isolates of *M. abscessus*.

Intermittent 250 ppm NO (*M. abscessus* B1, 4 x40min, 48 hr)



Log10 CFU/ml (mean±SD)
cont
NO

Intermittent exposure to NO demonstrates anti-mycobacterium activity:

4x40min regimen mimics anticipated human treatment regimen

Data Presented at ATS 2019 NTM Mini Symposium and ERS 2019

Pilot Study in NTM infected CF Patients Demonstrates Safety and Efficacy

Single arm pilot study with 160 ppm NO showed a reduction in bacterial load and improvements in quality of life



Mean change in
6MW Distance (meters) from Baseline
iNO Therapy
Off Therapy
6MWD, change from baseline
(meter, mean±95% CI)
150
100
50
0
-50
1
2
3
7
11
Week



Mean change in
FEV1 from Baseline
iNO Therapy
Off Therapy
FEV1, change from baseline
(meter, mean±95% CI)
8
6
4
2
0
-2
-4
1
2
3
7
11
Week

- 9 CF patients with refractory MABSC were treated at 3 centers in Israel with NO added to background antibiotic therapy
  - 160 ppm NO was given via mask for 30 min 5x/day for 14 days and 3x/day for 7 days
  - Primary endpoint of safety was met, with no NO-related serious adverse events (SAEs) observed
  - Bacterial load, as measured by qPCR showed a 65% reduction at day 81 versus baseline
    - One patient was culture negative at Day 51 and Day 81, two others had one negative culture
  - Quality-of-Life data showed positive trends on relevant questions
- 4 patients treated under compassionate use experienced similar results
  - 1 treated at NIH with LungFit™, 1 treated safely with 250 ppm NO, 1 culture conversion

Beyond Air™ The Magic of Breathing

Data Published in the Journal of Cystic Fibrosis (Bentur et al., 2019)

Pilot LungFit™ NTM Study Protocol Summary

- Open label pilot study with 12 weeks of treatment and 12 weeks of observation
- Approximately 20 subjects >18 years of age with NTM lung infection refractory to antibiotic therapy
  - Both MAC (Mycobacterium avium complex) and *Mycobacterium abscessus* will be included in CF and non-CF patients
- Study start fourth quarter 2020 with interim results expected 2Q21 and final results expected in 2H21
- Four doses of NO per day for 14 days followed by two doses of NO per day for 70 days (all patients will remain on background antibiotic therapy)
  - Each dose lasts 40 minutes and are 4-5 hours/at least 9 hours apart
  - Subjects will be titrated from 150 ppm up to 250 ppm in hospital with all subsequent administrations at home
- Primary endpoint is safety
- Key Secondary endpoints
  - Culture conversion/bacterial load
  - Quality of Life
  - Respiratory function
  - Physical function (activity tracker, 6MWT, etc.)

Beyond Air™
The Magic of Breathing



Nitric Oxide for Solid Tumors

Ultra high concentration nitric oxide has cytotoxic effects and immunostimulatory activity

Nitric Oxide is a Powerful Anti-Cancer Agent

- NO has shown anticancer properties at high concentrations
- Local tumor ablation resulting in tumor antigen release of has been a goal in the fight against solid tumors
- Local tumor ablation using NO at concentrations >10,000 ppm may result in tumor antigen release
- Tumor antigen release is anticipated to trigger systemic anti-tumor immune response that could attack distal metastases


N
O

Nitric Oxide





- Tumor regression
- Oxidative and nitrosative stress
- Mitochondrial and DNA damage

Seabra AB, Durán N. oxide donors for prostate and bladder cancers: Current state and challenges. Eur J Pharmacol. 2018; 826:158-168

Nitric Oxide Shows a Cytotoxic Effect on Colon and Breast Cancer Cells



Colon Cancer Cells
0 sec
10 sec
60 sec
180 sec
120%
100%
80%
60%
40%
20%
0%
%Viability
Air
50,000 ppm NO



Breast Cancer Cells
0 sec
NO 10 sec
NO 60 sec
NO 180 sec
120%
100%
80%
60%
40%
20%
0%
%Viability
Air
150 ppm NO
4,000 ppm NO
10,000 ppm NO
50,000 ppm NO

Significant reduction in the viability of mouse colon cancer cells after exposure to 50,000ppm NO vs. air for 10-180 seconds.

Significant time-dependent reductions in viability of mouse breast cancer cells after exposure to 150- 50,000 ppm NO or air for 10-180 seconds.

Data presented at the American Association for Cancer Research (AACR) June 22, 2020 via virtual AACR

Nitric Oxide Stimulates an Anti-Tumor Immune Response

Nitric oxide mediates 100% prevention of tumor challenge



Day 0
Day 7-14
Day 11-25
Follow-up
Tumor cell inoculation
Gaseous NO treatment
Challenge assay
Monitoring challenge tumor



% Challenge Tumor Take
100%
80%
60%
40%
20%
0%
Naïve (n=7)
25,000ppm NO, 30 min (n=2)
50,000ppm NO, 10 min (n=2)
200,000ppm NO, 2-35 sec (n=2)

Challenge assay: *The tumors of colon cancer tumor-bearing mice were treated with NO. Up to 14 days post NO treatment, mice were re-inoculated with colon cancer cells (CT26 cells) and the percentage of tumor take was monitored.*

Data presented at the American Association for Cancer Research (AACR) June 22, 2020 via virtual AACR

Financial and Patent Information

Ticker	XAIR
Exchange	NASDAQ
Share Price	$7.24 (as of June 30, 2020)
Shares Outstanding	16.8 million

As of March 31, 2020

Cash & cash equivalents	$25.5 million
Debt	$5 million
Expected quarterly burn is approximately $4-5M	

- > 20 issued patents expiring through 2033
- > 10 pending patents, if issued, may extend the last expiration through 2037
- Beyond Air believes that its patent portfolio is strong and broad
  - The generator
  - The breathing circuit
  - NO concentration
  - NO action in the body
  - NO dosing
  - NO_2 filter
  - Method of Use
  - Cancer
  - Coronavirus

Upcoming Milestones

Estimated timelines for pipeline progress and commercialization(1)

Program	1H20	2H20	1H21	2H21
LungFit™ PH Pulmonary Hypertension (PPHN & Heart Surgery(2))	PMA submission to FDA delayed due to COVID-19 pandemic	Submit PMA to US FDA	US FDA approval anticipated: Commercial launch in the US and Israel	Continue to launch globally
LungFit™ COVID-19	Initiate US COVID-19 pilot study ACHIEVED	Report study data; discuss approval options with FDA & other regulatory agencies; manufacture product	Supply globally as needed	Supply globally as needed
LungFit™ Bronchiolitis	Report data from pilot study in Israel ACHIEVED	Pivotal study initiation delayed due to COVID-19 pandemic		Begin pivotal study in the US if pandemic conditions allow
LungFit™ Home NTM Lung Infection	Home study initiation delayed due to COVID-19 pandemic	Begin self-administration at home study	Report preliminary data from home study	Report full dataset from home study
LungFit™ Home Lung Infections in COPD Patients	Begin in vitro testing ACHIEVED		Report in vitro data	Begin pilot study (pending resource availability)
Multiple solid tumors	Preclinical data presented at virtual AACR in June 2020 ACHIEVED		Present pre-clinical data at a major medical conference	Potentially initiate human studies

Beyond Air™ The Magic of Breathing

(1) Company estimates
(2) In territories where NO is already approved

Beyond Air – A Paradigm Shift in Nitric Oxide Therapy

LungFit™ devices generate nitric oxide (NO) from ambient air

- Allows for unlimited on-site generation of NO vs. fixed supply cylinder systems currently used in hospitals
- NO therapy can move safely into the home setting with self-administration for chronic infections

Advantages over currently used NO cylinder systems in the hospital setting

- Smaller, lighter, easier to store and simple to use for staff while reducing safety concerns

LungFit™ allows for the use of high concentration NO to treat a variety of lung infections

- Persistent pulmonary hypertension of the newborn (PPHN) is the only FDA approved indication at a concentration of 20 parts per million (ppm) of NO
- Beyond Air evaluating NO concentrations in the range of 150-250 ppm, which are challenging for cylinder systems
- "Intermittent" dosing allows for safe delivery of high concentration NO
- SARS CoV-2, bronchiolitis, nontuberculous mycobacteria (NTM) lung Infections in development, with COPD in preclinical
- Ultra-high concentration (10,000+ ppm) NO for solid tumors (without LungFit™) in preclinical development

Extensive intellectual property portfolio

Upcoming events

- PMA for PPHN expected to be filed in 2H 2020
- COVID-19 pilot studies underway in the US and Canada with data expected by year end

Management Team

Highly experienced and successful team of industry experts

	Steve Lisi Chairman and CEO	• 18 years experience as a Healthcare investor • 3 years as SVP Head of Strategy and BD at Avadel (AVDL) • Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield
	Amir Avniel President & COO	• 15 years of executive-level experience in finance, business development and operations, including M&A • Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto
	Duncan Fatkin CCO	• 25+ years' experience across global medical device & biopharma companies, including Becton Dickinson, Zimmer Biomet & DePuy/J&J • Strong track record of commercialization, leading marketing & sales • Member of the Chartered Institute of Marketing for 30 years
	Giora Davidai CMO	• Prior to industry, was a pediatric nephrologist at Duke • 23 years' experience in clinical research with >10 drugs approved, including Phase 2-IV development of Spiriva • Previously worked at Boehringer Ingelheim and Glaxo
	Douglas Beck CFO	• Over 10 years serving as CFO for 5 companies, including 3 Biotechs • Has helped companies raise over $100 million in equity & debt • Serves on the New York State Society of CPAs Chief Financial Officer & SEC committee
	Frederick Montgomery VP, Medical Systems	• Developed all FDA approved NO systems used by Ino Therapeutics, Ikaria and Mallinckrodt • Author on over 30 NO related patents including InoPulse • Previously worked at Ikaria and NitricGen
	Rhona Shanker VP, Regulatory Affairs	• 35 years of FDA experience • 22 years at the Device Division of FDA, with the final 10 years as an expert device reviewer
	Mike Gaul SVP, Operations	• 30+ years' in commercial and R&D operations for medical devices at Sparton Corporation, SynCardia Systems and Robotic Vision Systems • Proven track record in leading successful projects from concept to FDA approval and commercial success

DEERFIELD
Avadel Pharmaceuticals
ROSETTA GREEN
MONSANTO
BD
DePuy a Johnson & Johnson company
gsk
Boehringer Ingelheim
RELMADA THERAPEUTICS
LEVPHARMACEUTICALS
IKARIA ADVANCING CRITICAL CARE
FDA
sparton
SynCardia SYSTEMS INC

Board of Directors

Board of Directors with vast industry experience



Steve Lisi
Chairman and CEO

- 18 years experience as a Healthcare investor
- 3 years as SVP Head of Strategy and BD at Avadel (AVDL)
- Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield



Amir Avniel
President & COO

- 15 years of executive-level experience in finance, business development and operations, including M&A
- Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto



Ron Bentsur
Director

- Director since August 2015
- CEO and Director of UroGen Pharma since 2015
- Previous CEO and Director of Keryx Biopharmaceuticals
- Previous CEO of XTL Biopharmaceuticals



Erick Lucera
Director

- Director since August 2017
- CFO at Aveo
- Previous CFO of Valeritas, Viventia Bio
- Previous VP Corporate Development at Aratana



Yoori Lee
Director

- Director since January 2018
- Co-founder and President of Trio Health Advisory Group
- 15 years at Leerink Partners LLC
- Helped found the MEDACorp network



Bill Forbes
Director

- President and CEO of Vivelix Pharmaceuticals, Ltd.
- Former Chief Development Officer and Head of Medical and R&D as Salix Pharmaceuticals
- Responsible for more than a dozen NDA/SNDA approvals



Robert F. Carey
Director

- Director since February 2019
- Served as Executive VP and Chief Business Officer at Horizon Pharma
- Previous Managing Director at JMP Securities

Beyond Air™
The Magic of Breathing

For more information contact:
Investor Relations
IR@beyondair.net
www.beyondair.net


LungFit PH
22
0.5
20
LungFit BRO
Beyond Air
The Magic of Breathing